The CLS AdvisorOne Funds
                               Semiannual Report




                                October 31, 1999







--------------------------------------------------------------------------------
                   Clark Lanzen Skalla Investment Firm, Inc.

2    The CLS AdvisorOne Funds


CONTENTS OF THE REPORT



President's         3    Patrick Clarke on the CLS AdvisorOne
Message                  Funds


Fund                5    The manager's review of fund
Performnance             performance, strategy & outlook
Review

Portfolio of        8    A complete list of Amerigo's investments
Investments              with their market values
(Clermont)

Portfolio of       10    A complete list of Clermont's investments
Investments              with their market values
(Amerigo)

Financial          12    Statements of assets and liabilities,
Statements               operations, and changes in net assets,
                         as well as financial highlights

Notes              18    Footnotes to the Financial Statements


                              CLS ADVISORONE FUNDS

THE AMERIGO FUND'S Investment objective is capital appreciation and long-term growth of capital without regard to current income.

THE CLERMONT FUND'S Investment objective is growth of capital and a reasonable level of current income.

The CLS AdvisorOne Funds are FUNDS OF FUNDS that monitor the vast universe of mutual funds, seeking effective managers to determine which mutual funds are currently earning the greatest returns considering the amount of risk. The CLS AdvisorOne Funds attempt to build a portfolio of some of the very best funds available, and put them together into one portfolio so you only have to make one choice. You no longer have to limit yourself to one or two mutual fund families. You can build a disciplined, diversified portfolio with one investment decision. The CLS AdvisorOne Funds provide a simple solution to a challenging investment world.

                                        Semiannual Report October 31, 1999    3


A MESSAGE FROM THE PRESIDENT

[PHOTO] W. Patrick Clarke, President

Dear Shareholder,

WHEN WE embarked on the journey to develop a FUND OF FUNDS back in July of 1997, the idea of a portfolio diversified across various asset classes was up against very heavy competition as major market indexes were dominated by only a few asset classes, with one dominant leader in Blue Chip S&P 500 Stocks. A high degree of scrutiny was placed on our two funds whose holdings included various classes of equity funds, international funds, bond funds and cash positions.

Determinedly, we stayed focused on the disciplined management of our clients' portfolios, keeping them aligned with our original investment objectives. Our philosophy didn't gain favor when, in October of 1998, the markets saw the biggest one day drop of the decade, and we remained invested against the tide of investors selling their positions. Staying the course proved to be the correct decision, allowing our investors to take full advantage of the advance that shortly took place.

However, the Asian Currency Crisis of that period had investors fearing international markets, giving even more credence to owning little more than the "ever faithful" S&P 500 big hitters. We continued to believe that solidly performing funds could be found in almost any market environment.

But finally, after a very strong Summer for Blue Chips and Large Caps in 1999, it began to appear as though that decade of dominance may be faced with a breeze of flux. In fact, on two different occasions, June 30th and August 24th of 1999, the winds of change began to shake the markets as the Federal Reserve Board steadily raised interest rates. All told, the Federal Funds rate gusted to a crisp .50% increase with more to come in November.

Now, as we move towards the end of 1999, The CLS AdvisorOne Funds have entered their third year and the disciplined strategy we've followed all along becomes more important than ever.

As of the printing of this report, Amerigo has posted 40.00% growth since inception, and 18.32% year-to-date. Clermont, our more conservative portfolio has a 19.09% return since inception, and 9.49% year-to-date. I am very excited about the progress of our fund family, and its achievements in the past few years. Apart from posting strong returns while maintaining relatively lower

4    The CLS AdvisorOne Funds


levels of market risk, we've opened up a new class of funds, and the most exciting news is yet to come upon the first of the year...

Orbitex Financial Services, Inc.
The CLS AdvisorOne Funds have been invited to join the Orbitex Group of Funds, a global mutual fund family with funds ranging from an Info-Tech & Communications fund, to a Strategic Natural Resources fund, to a Health & Biotechnology fund, and many more.

By combining our investment expertise with the worldwide resources of Orbitex, we will have the ability to provide access to global investment management, research, economists, and a new sector rotation product which is currently in the stages of development.

We will have new opportunities with Orbitex's increased financial strength and access to different facets of the investment world.

It gives me great pleasure that you are able to take part in the CLS AdvisorOne Funds, and move with us into the next phase of our fund family's development. Of course, possibly the most important component of The CLS AdvisorOne Funds is the expertise of our Portfolio Manager, Randy Skalla. In the next section of this report, he'll discuss performance of the funds along with some market perspective over the past six months.

Additionally, in this report you'll find a detailed breakdown of our funds' holdings, the financial statements, fund highlights, and accompanying notes.

I'd like to thank you once again for your investment in the CLS AdvisorOne Funds. If you have any questions about this report, please call us at (888) 455-4244.


/s/ W. Patrick Clarke

W. Patrick Clarke
President, CLS AdvisorOne Funds

                                        Semiannual Report October 31, 1999    5


PERFORMANCE REVIEW

by Randy Skalla

IN THE six month period ending October 31, 1999, money managers ranged in opinion regarding the interpretation of common financial signals. The more bearish an investor was, the more likely he or she was to take the negatives as a sign to sidestep equity markets in an attempt to miss a potential decline. They tended to seek safe harbor in a much more conservative cash position. Others questioned the negatives in the market, sighting some overlooked positive aspects. They sought performance despite many negative fundamentals Regardless, the trend in the market proved to be quite flat. From May 1st, 1999 through October's end, the Dow Jones Industrial Average gained only 0.26%, making either investment decision (whether you were bullish or bearish) relatively inconsequential.

Probably the most prominent negative signal came from the Federal Reserve Board's attempt to tighten the reigns, amounting to a total .50% increase in the Federal Funds rate between June and August, with another raise likely in mid-November.

As our investment models continually pointed towards the importance of investigating the counterbalancing effects of those positives, we found reason to explore the opportunities of remaining invested.

We found that while there are clearly some negative factors at play in the US market, they are largely counterbalanced by a strong economy, strong corporate performance, national productivity growth, low unemployment and low inflation. Domestic markets had begun to demonstrate a broadening-out among those funds that had been leading performance in Growth and Large Cap asset classes. The result, specifically in the S&P 500, was continued economic expansion that relied less on the largest fifty companies. A broader base of companies were generating returns, and contributing to the strength (as well as stability) of the market.

With the combination of decisively negative signals, yet a strong overall growth rate in the market, asset allocation became increasingly important. And with a general trend away from a market dominated by the same asset classes year after year, the market environment over the past six months has been an excellent test of the AdvisorOne philosophy.

In a generally flat environment, AdvisorOne's goal was to find skilled managers to pick funds with the ability to outperform their asset classes. Even though indexes were flat, International and Small Cap asset classes helped our portfolios find growth.

Additionally, both funds were able to take advantage of the rising strength in the technology sector. Amerigo is overweighted in technology stocks, while Clermont is considered to hold a neutral technology weighting. However, when you consider Clermont's 33.44% fixed income position, both funds are overweighted in technol-

6    The CLS AdvisorOne Funds


ogy stocks relative to the S&P 500 Index.

By maintaining a diverse asset allocation, however, the funds will be subject to drawbacks in performance by asset classes that are currently underperforming. For instance, bonds were a drag on Clermont's performance as the rising interest rate environment pushed bond valuations lower.

Before I get into the specific analysis of the individual funds, I'll mention that we've held these funds with little need to make major trades in either portfolio. As you turn to the portfolio of investments later in this report, you'll notice very low fund turnover in both funds.

AMERIGO FUND REVIEW

The total return for the Amerigo Fund during the past six months ending October 31, 1999 was 8.31%. During the same time period the S&P 500 Composite Stock Price Index* gained 2.67%, and the Multi Asset Global mutual fund monitored by Morningstar, Inc. ** gained 2.72%. Amerigo benefitted from strong growth in International Funds. The two best performing positions in Amerigo are Warburg Pincus Japan Growth, which is up 80.10% for the period of this report, and Federated International Small, up 32.74% for the period. We continue to overweight Amerigo in this area and look for future opportunities in International markets.

CLERMONT FUND REVIEW

The total return for the Clermont Fund during the past six months ending October 31, 1999 was 2.96%. During the same time period the S&P 500 Composite Stock Price Index* gained 2.67%, and the Multi Asset Global mutual fund monitored by Morningstar, Inc. ** gained 2.72%.

Like Amerigo, part of Clermont's strength over this six month period comes from its International positions. Clermont used such positions to stay competitive, and actually beat the S&P 500 despite its heavy overweighting in bonds. The top performing funds in Clermont were the Montgomery Global Long Short fund, up 26.46%



[GRAPH] The following information was presented as a bar graph:

Total Returns for The CLS AdvisorOne Funds Since May 1, 1999 through October 31, 1999.

     Amerigo                            8.31%
     Clermont                           2.96%
     S&P 500*                           2.67%
     Dow Jones Industrial Average**     0.26%
     Multi-Asset Global***              2.72%
     EAFE IL****                        2.24%

* STANDARD & POOR'S 500 is an unmanaged group of securities considered to be representative of the stock market in general. An investment cannot be made directly in an index. This index is widely used by professional traders as a performance benchmark and is considered more representative of the US stock market than the DJIA.

** DOW JONES INDUSTRIAL AVERAGE is a price -weighted average of 30 actively traded Blue Chip, primarily industrial stocks.

*** MULTI-ASSET GLOBAL is an index of funds that seek total returns by investing in varying combinations of equities, fixed income securities, and other asset classes. These funds may invest a significant portion of assets in securities of foreign issuers.

**** EAFE IL is the EUROPE & AUSTRALASIA, FAR EAST EQUITY index for international stock portfolios listed in local currency.

                                        Semiannual Report October 31, 1999    7


for the period, and Rydex OTC, up 23.13%.

RISK REDUCTION

One of the key features of both the Amerigo Fund and the Clermont Fund is the attention to risk that is given in managing the funds. Both funds are designed to provide a very respectable return while taking only a moderate amount of risk. Taking less risk than Amerigo by design, in a down market the Clermont Fund will retain more of its value than the Amerigo Fund. Conversely, The Amerigo Fund is designed to take more risk than the Clermont Fund, so its returns during up markets should be expected to outperform those of the Clermont Fund. This was clearly illustrated during the period of recovery after the market's October 8, 1998 low. From that low through October, 29, 1999, Amerigo gained 59.06%, while Clermont gained 28.56%. AdvisorOne's goal is to outperform its indexes on a risk adjusted basis. For the period of this report, not only did the funds beat the S&P 500 Index on a risk adjusted basis, but also on total return.

My outlook for the funds is that both Amerigo and Clermont are well positioned to move forward through end of the year financial cycles, the beginning of 2000, and the uncertainty of the Y2K transition. I'll be keeping an eye on the managers who have been a part of AdvisorOne's success, keeping them a large part of our portfolios. I feel confident in the areas we are overweighted and I will also keep an eye on the asset classes I've chosen to underweight, looking for a turning point in their performance.


RANDY SKALLA ON THE STRATEGY OF FUND PICKING

WHEN I CHOOSE FUNDS for Amerigo and Clermont, I focus heavily on the management characteristics of those funds. Management characteristics of their Portfolio Managers, as well as tendencies of their management style are very telling of whether or not these funds have what I am looking for.

An issue to be largely concerned with is style drift, or how closely a fund sticks to its originally stated investment objectives. It's always important to make sure a fund's trading and rebalancing strategies reflect a high degree of loyalty to their objectives because those affect the financial goals of the investors.

I find it important to research funds well ahead of time as they meet the criteria of an AdvisorOne holding. I'll talk personally with fund managers, build relationships with them, and follow them closely as they continue to play important roles in our portfolio makeup.

Regarding the managers we currently use, I can honestly say I highly respect their work and stock picking skills. The combination of my established in-depth research and their abilities, AdvisorOne is able to hold on to these funds for a while and maximize the benefits of owning them.

8    The CLS AdvisorOne Funds


CLS AdvisorOne Funds

PORTFOLIO OF INVESTMENTS
October 31, 1999
(Unaudited)

                                                       The Amerigo Fund

                                                                            % of
                                                             Shares     Net Assets      Value
                                                             ------     ----------      -----
Registered Investment Companies

Large Cap Value
   Masters Select Equity Fund                                 62,646       4.04%     $978,527
   Fidelity Advisor Growth Opportunities I Fund               19,145       4.04%      977,758

Large Cap Growth
   Rydex OTC Fund #                                           48,119      11.79%    2,853,464
   SSgA Growth and Income Fund                                58,055       5.58%    1,349,202
   Nations Marsico Focused Equities Fund -- Advisor Class #   40,979       3.06%      740,893
   Janus Growth and Income Fund                               15,806       2.41%      582,292
   Janus Mercury Fund #                                       15,555       2.29%      554,379
   Warburg Pincus Health Sciences Fund #                      32,714       2.02%      488,089

Large Cap Blend
   S&P Depositary Receipts *                                  28,900      16.35%    3,959,300
   Strong Growth and Income Fund                              10,088       1.05%      254,817

Mid Cap Value
   Oakmark Select Fund                                        56,461       5.17%    1,252,304

Small Cap Value
   Weitz Series Hickory Fund                                  28,117       4.42%    1,069,297

Small Cap Growth
   TIP Funds Turner Small Cap Equity Fund #                   25,145       3.90%      945,213
   Baron Asset Fund                                            8,678       1.91%      463,585
   O'Shaughnessy Cornerstone Growth Fund #                    28,977       1.58%      382,205
   Undiscovered Managers Behavioral Growth Fund #             15,385       1.39%      337,385

Bonds
   Rydex U.S. Government Bond Fund                            78,931       2.95%      714,325

International Equity
   Janus Overseas Fund                                        48,601       5.08%    1,231,057
   Federated International Small Company Fund -- Class A #    39,080       4.67%    1,129,804
   Montgomery Global Long-Short Fund #                        29,057       2.73%      661,048
   Warburg Pincus Japan Growth Fund #                         25,894       2.59%      628,184
   Templeton Developing Markets Trust Fund                     6,766       0.35%       85,925

Total Registered Investment Companies
   (Cost $16,394,343)                                                     89.37%   21,639,053


Money Market Mutual Funds
   Flex-funds Money Market Fund                            2,532,615      10.46%    2,532,615
   Alliance Prime Portfolio                                   33,548       0.14%       33,548

Total Money Market Mutual Funds
   (Cost $2,566,163)                                                      10.60%    2,566,163


Total Investments
   (Cost $18,960,506)                                                     99.97%   24,205,216


Other Assets in Excess of Liabilities                                      0.03%        8,119


Total Net Assets                                                            100%  $24,213,335

     #    Represents non-income producing security.

     * Standard & Poor's Depositary Receipts are securities that represent ownership in a long- term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index.

   See accompanying notes to financial statements.

                                        Semiannual Report October 31, 1999    9


[CHART] The following information was presented as a pie chart:

     AMERIGO'S COMPOSITION %

     Bonds & Cash   13.55%
     International  15.42%
     U.S. Stocks    71.00%

Composition % based on holdings of underlying funds within Amerigo as of October 31, 1999




THE AMERIGO FUND'S
INVESTMENT STYLE % IN
U.S. STOCK FUNDS
October 31, 1999


Value     Blend     Growth
-----     -----     ------

8.08%     17.40%    27.15%    Large

5.17%                         Mid

4.42%               8.78%     Small

10    The CLS AdvisorOne Funds


CLS AdvisorOne Funds

PORTFOLIO OF INVESTMENTS
October 31, 1999
(Unaudited)

                                                       The Clermont Fund

                                                                             % of
                                                               Shares  Net Assets         Value
Registered Investment Companies

Large Cap Value
   Invesco Financial Strategic Utilities Fund                 20,292        4.22%     $359,579

Large Cap Growth
   Invesco Blue Chip Growth Fund                             137,213       12.31%    1,049,676
   Rydex OTC Fund #                                            2,566        1.78%      152,135

Large Cap Blend
   S&P Depositary Receipts *                                  12,200       19.60%    1,671,400

Mid Cap Value
   Weitz Series Fund Value Portfolio                          14,868        6.00%      511,906
   Oakmark Select Fund                                        13,422        3.49%      297,692
   Oakmark Equity and Income Fund                              8,148        1.51%      128,989

Small Cap Value
   Third Avenue Value Fund                                     2,457        1.41%      120,360

Small Cap Growth
   Baron Growth & Income Fund                                  6,586        2.16%      183,892

Bonds
   Strong Corporate Bond Fund                                 69,321        8.61%      734,806
   Invesco High-Yield Bond Fund                              109,975        8.16%      696,139
   Fidelity Advisor Intermediate Bond Fund                    38,284        4.63%      394,705
   Rydex U.S. Government Bond Fund                            12,852        1.36%      116,312
   Strong Short-Term High-Yield Bond Fund                     10,059        1.20%      102,707

International Equity
   Tweedy Browne Global Value Fund                            30,533        7.31%      623,781
   Montgomery Global Long-Short Fund #                        12,873        3.43%      292,851
   Oakmark International Small Cap Fund                       19,951        2.93%      249,586

Total Registered Investment Companies
   (Cost $6,785,081)                                                       90.11%    7,686,516


Money Market Mutual Funds
   Flex-funds Money Market Fund                              789,078        9.25%      789,078
   Alliance Prime Portfolio                                   19,436        0.23%       19,436

Total Money Market Mutual Funds
   (Cost $808,514)                                                          9.48%      808,514

Total Investments
   (Cost $7,593,595)                                                       99.59%    8,495,030


Other Assets in Excess of Liabilities                                       0.41%       35,239


Total Net Assets                                                             100%   $8,530,269

     #    Represents non-income producing security.

     * Standard & Poor's Depositary Receipts are securities that represent ownership in a long- term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index.

   See accompanying notes to financial statements.

                                        Semiannual Report October 31, 1999   11


[CHART] The following information was presented as a pie chart:

     CLERMONT'S COMPOSITION %

     Bonds & Cash   33.44%
     International  13.67%
     U.S. Stocks    52.48%

Composition % based on holdings of underlying funds within Clermont as of October 31, 1999




THE CLERMONT FUND'S
INVESTMENT STYLE % IN
U.S. STOCK FUNDS
October 31, 1999


Value     Blend     Growth
-----     -----     ------

4.22%     19.60%    14.09%    Large

11.00%                        Mid

1.41%               2.16%     Small

CLS AdvisorOne Funds

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1999
(Unaudited)


                                                            The          The
                                                          Amerigo      Clermont
                                                            Fund         Fund
 Assets:

   Investments, at market value (cost $18,960,506    $  24,205,216  $  8,495,030
     and $7,593,595, respectively)
   Interest and dividends receivable                        12,020         3,062
   Receivable from advisor                                  11,390        21,838
   Unamortized organization costs                           28,035        28,035
   Prepaid expense and other assets                          9,258        16,158
   Total Assets                                         24,265,919     8,564,123

 Liabilities:

   Management fees payable                                  19,336         6,882
   12b-1 fees - Class C                                         11           ---
   Shareholder service fees - Class C                            4           ---
   Other accrued liabilities                                33,233        26,972
   Total Liabilities                                        52,584        33,854

 Net Assets                                          $  24,213,335  $  8,530,269

 Components of Net Assets:

   Capital                                           $  18,863,763  $  7,526,144
   Accumulated undistributed net investment                (46,978)       11,381
     income (loss)
   Accumulated undistributed net realized gains            151,840        91,309
   Net unrealized appreciation of investments            5,244,710       901,435
   Total Net Assets                                  $  24,213,335  $  8,530,269

 Net Assets:
   Class N Shares                                    $  24,184,286  $  8,530,166
   Class C Shares                                           29,049           103
   Total                                                24,213,335     8,530,269

 Capital Stock Outstanding
   Class N Shares                                        1,734,218       743,858
   Class C Shares                                            2,086             9
   Total                                                 1,736,304       743,867

 Net Asset Value -- Offering and Redemption Price Per Share
   Class N Shares                                    $       13.95  $      11.47
   Class C Shares*                                   $       13.93  $      11.45

   *  Redemption price varies based upon holding period.

   See accompanying notes to financial statements.


12    The CLS AdvisorOne Funds

CLS AdvisorOne Funds

STATEMENTS OF OPERATIONS
For the Six Months Ended October 31, 1999
(Unaudited)

                                                            The          The
                                                          Amerigo      Clermont
                                                            Fund         Fund
 Investment Income:

   Dividends                                           $    74,904  $    93,179
   Total Investment Income                                  74,904       93,179

 Fund Expenses:

   Investment advisory fees                                105,314       39,416
   12b-1 fees - Class C                                         11          ---
   Shareholder service fees - Class C                            4          ---
   Administrative fees                                      14,969       14,969
   Transfer agent fees                                      14,314        9,932
   Fund accounting fees                                      9,974       10,000
   Registration                                             17,879        8,234
   Printing and postage expense                              9,438        2,624
   Insurance expense                                         8,878        4,980
   Trustee fees                                              5,707        5,707
   Audit fees                                                5,642        5,642
   Amortization of organization expense                      5,196        5,196
   Custodian fees                                            4,368        4,272
   Legal expense                                               488          488
   Miscellaneous expenses                                      392          392
   Total expenses before reimbursements                    202,574      111,852

     Reimbursement of expenses by advisor                  (80,744)     (66,012)

   Net Expenses                                            121,830       45,840

 Net Investment Income (Loss)                              (46,926)      47,339

 Realized and Unrealized Gains (Losses)
     from Investments

   Net realized gains (losses) from investment
     transactions                                          (82,963)      12,175
   Net realized gains from distributions of
     realized gains by other investment companies           87,094       21,819
   Net increase in unrealized appreciation of
     investments                                         1,804,630      149,007
   Net realized and unrealized gains from investments    1,808,761      183,001

 Net Increase in Net Assets Resulting from Operations  $ 1,761,835  $   230,340


   See accompanying notes to financial statements.


                                        Semiannual Report October 31, 1999   13

CLS AdvisorOne Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                               The Amerigo Fund                       The Clermont Fund

 Increase In Net Assets:                            For the Six Months  For the Year Ended   For the Six Months  For the Year Ended
                                                    Ended October 31,   April 30, 1999       Ended October 31,   April 30, 1999
                                                    1999 (Unaudited)                         1999 (Unaudited)
   Operations:

     Net investment income (loss)                  $        (46,926) $        (68,623)        $     47,339  $         99,008
     Net realized gains from investment transactions          4,131            97,342               33,994            72,054
     Net increase in unrealized appreciation              1,804,630         2,728,302              149,007           485,096
       of investments

     Net Increase in Net Assets Resulting from Operations 1,761,835         2,757,021              230,340           656,158

   Dividends and Distributions to Class N Shareholders:

     From net investment income                                 ---               ---              (47,339)          (85,324)
     In excess of net investment income                         ---               ---              (16,923)              ---
     From net realized gains                                    ---               ---                  ---           (14,730)
     Net Decrease in Net Assets Resulting from Dividends        ---               ---              (64,262)         (100,054)
       and Distributions to Shareholders

   Capital Transactions:

     Proceeds from shares subscribed                      4,668,301        13,030,874            1,814,673         5,587,792
     Reinvestment of dividends                                  ---               ---               64,156            99,556
     Cost of shares redeemed                             (1,750,755)       (3,811,473)          (1,334,721)       (2,863,923)

     Net Increase in Net Assets Resulting from            2,917,546         9,219,401              544,108         2,823,425
       Capital Transactions


   Total Increase In Net Assets                           4,679,381        11,976,422              710,186         3,379,529

   Net Assets - Beginning of Period                      19,533,954         7,557,532            7,820,083         4,440,554

   Net Assets - End of Period                      $     24,213,335  $     19,533,954  $         8,530,269  $      7,820,083


   Share Transactions:

     Subscribed                                             353,814         1,181,402              161,167           546,210
     Reinvested                                                 ---               ---                5,741             9,453
     Redeemed                                              (133,624)         (329,748)            (119,243)         (270,426)

     Net Increase in Shares Outstanding                     220,190           851,654               47,665           285,237


   *  Date of commencement of operations.

   See accompanying notes to financial statements.


14    The CLS AdvisorOne Funds           Semiannual Report October 31, 1999   15

CLS AdvisorOne Funds

FINANCIAL HIGHLIGHTS

                                                  The Amerigo Fund - Class N                The Amerigo Fund - Class C

                                                                                                            For the Period
                                                For the Six Months  For the Year    For the Period          from August 31, 1999*
                                                Ended October 31,   Ended           from July 14, 1997*     through October 31,
                                                1999 (Unaudited)    April 30, 1999  through April 30, 1998  1999 (Unaudited)

 Net Asset Value, Beginning of Period            $       12.88       $      11.37     $    10.00         $      13.19

 Investment Operations:
   Net investment income (loss)                          (0.03)             (0.05)          0.02                 0.02
   Net realized and unrealized gains
     from investments                                     1.10               1.56           1.39                 0.72

   Total                                                  1.07               1.51           1.41                 0.74

 Distributions:
   From net investment income                              ---                ---          (0.02)                 ---
   In excess of net investment income                      ---                ---          (0.02)                 ---

   Total                                                   ---                ---          (0.04)                 ---

 Net Asset Value, End of Period                  $       13.95       $      12.88     $    11.37         $      13.93

 Total Return (excludes redemption charges
   and assumes reinvestment of distributions)             8.31%(1)          13.28%         14.11%(1)             5.61%(1)

 Ratios/Supplemental Data:
   Net assets, end of period                     $  24,184,286       $ 19,533,954     $7,557,532         $     29,049
   Ratio of expenses to average net assets(3)             1.15%(2)           1.15%          1.15%(2)             2.15%(2)
   Ratio of net investment income (loss) to              (0.44%)(2)         (0.51%)         0.15%(2)             3.63%(2)
     average net assets
   Ratio of expenses to average net assets,               1.91%(2)           2.29%          4.45%(2)             2.79%(2)
     before voluntary fee reductions and
     reimbursements(3)
   Ratio of net investment income (loss) to              (1.20%)(2)          (1.65%)       (3.15%)(2)             2.99%(2)
     average net assets before voluntary fee
     reductions and reimbursements
   Portfolio turnover rate                                3.23%(1)          37.56%         14.36%(1)             3.23%(1)

                                                  The Clermont Fund - Class N              The Clermont Fund - Class C

                                                                                                            For the Period
                                               For the Six Months  For the          For the Period          from August 31, 1999*
                                               Ended October 31,   Year Ended       from July 14, 1997*     through October 31,
                                               1999 (Unaudited)    April 30, 1999   through April 30, 1998  1999 (Unaudited)

 Net Asset Value, Beginning of Period            $     11.23       $      10.81      $     10.00         $      11.15

 Investment Operations:
   Net investment income (loss)                         0.07               0.14             0.17                 0.02
   Net realized and unrealized gains
     from investments                                   0.26               0.42             0.80                 0.32

   Total                                                0.33               0.56             0.97                 0.34

 Distributions:
   From net investment income                          (0.07)             (0.12)           (0.16)               (0.02)
   In excess of net investment income                  (0.02)               ---              ---                (0.02)
   From net realized gains                               ---              (0.02)             ---                  ---

   Total                                               (0.09)             (0.14)           (0.16)               (0.04)

 Net Asset Value, End of Period                  $     11.47       $      11.23      $     10.81         $      11.45

 Total Return (excludes redemption charges              2.96%(1)           5.31%            9.84%(1)             3.06%(1)
   and assumes reinvestment of distributions)

 Ratios/Supplemental Data:
   Net assets, end of period                     $ 8,530,166       $  7,820,083      $ 4,440,554         $        103
   Ratio of expenses to average net assets(3)           1.15%(2)           1.15%            1.15%(2)             2.15%(2)
   Ratio of net investment income (loss) to             1.19%(2)           1.46%            2.53%(2)             0.90%(2)
     average net assets
   Ratio of expenses to average net assets,             2.82%(2)           3.31%            5.95%(2)             5.07%(2)
     before voluntary fee reductions and
     reimbursements(3)
   Ratio of net investment income (loss) to            (0.48%)(2)         (0.70%)          (2.27%)(2)           (2.02%)(2)
     average net assets before voluntary fee
     reductions and reimbursements
   Portfolio turnover rate                              2.86%(1)          64.67%           22.24%(1)             2.86%(1)

     (1)  Not annualized.
     (2)  Annualized.
     (3) These ratios exclude the expenses of the mutual funds in which the Funds invest.
     *    Date of commencement of operations

 See accompanying notes to financial statements.

16    The CLS AdvisorOne Funds           Semiannual Report October 31, 1999   17

CLS AdvisorOne Funds

NOTES TO FINANCIAL STATEMENTS
October 31, 1999
(Unaudited)


1.   ORGANIZATION

The CLS AdvisorOne Funds (the "Trust") was organized as a Massachusetts business trust on March 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of The Amerigo Fund and The Clermont Fund (individually, a "Fund"; collectively, the "Funds") which are two separate diversified series. Each Fund commenced operations July 14, 1997. Prior to the commencement of operations, the Trust had no operations other than incurring organizational expenses and the sale of initial shares of beneficial interest.

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest ("shares") in each of the Trust's existing Funds and to create additional Funds. Each Fund issues its own series of shares. All shares have a par value of $0.10 per share, are fully-paid, non-assessable and fully-transferable when issued. All shares are issued as full or fractional shares. A fraction of a share has the same rights and privileges as a full share. Each full or fractional share has a proportionate vote. On issues affecting the Trust as a whole, all shares of the Trust vote together as one series.

     On issues affecting a particular Fund, only its shares vote. The Amerigo Fund's investment objective is capital appreciation and long-term growth of capital without regard to current income. The Clermont Fund's investment objective is growth of capital and a reasonable level of current income. The Funds are the only current series of the Trust and each Fund has issued two classes of shares. The Class N shares are no-load while certain redemptions of Class C shares made within the first year of purchase are subject to contingent deferred sales charges, in accordance with the Funds prospectus. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

SECURITY VALUATION: Each Fund seeks to achieve its investment objective by investing in a portfolio of open-end or closed-end investment companies (the "underlying funds"). Underlying funds are valued at their respective net asset values as reported by such investment companies under the 1940 Act. The underlying funds value securities in their portfolios for which market


18    The CLS AdvisorOne Funds

CLS AdvisorOne Funds

October 31, 1999
(Unaudited)


quotations are readily available at their current market values (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established by the board of directors of the underlying funds. Other assets of each Fund are valued at their current market value if quotations are readily available. Otherwise, they are valued at fair value pursuant to methods established in good faith by the Board of Trustees.

      The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount on shares of any closed-end investment company purchased by a Fund will decrease. Similarly, there can be no assurance that the market premium on shares of any closed-end investment company purchased by a Fund will not decrease.

FOREIGN SECURITIES: An underlying fund may invest its assets in securities of foreign issuers. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include political and economic developments, including the possible expropriation of assets, confiscatory taxation, imposition of exchange controls or other foreign governmental laws and restrictions. In addition, there may be less publicly available information about foreign issuers than is available about domestic issuers, and the value of the underlying funds' foreign securities may be adversely affected by fluctuations in exchange rates between foreign currencies and the U.S. dollar. Interest and dividend income from foreign sources received by an underlying fund may be subject to foreign taxes.

LOANS OF PORTFOLIO SECURITIES: A Fund or an underlying fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the loaned securities; (2) the Fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. As of October 31, 1999, the Funds had no outstanding loans of securities.

REPURCHASE AGREEMENTS: Repurchase agreements are transactions in which the Funds purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Funds may invest in repurchase agreements with institutions believed by Clarke Lanzen Skalla Investment Firm, Inc. to present

                                        Semiannual Report October 31, 1999   19

CLS AdvisorOne Funds

October 31, 1999
(Unaudited)


minimum credit risk. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities at least equal to the repurchase price, including accrued interest.

SECURITY TRANSACTIONS: The Funds record purchases and sales of investments on the trade date. The Funds calculate realized gains and losses from sales of investments on the first-in first-out basis. The Funds recognize interest income on the accrual basis and record dividend income on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS: The Funds record distributions to shareholders on the ex-dividend date. On a quarterly basis, the Funds declare and pay dividends from net investment income, if any. On an annual basis, the Funds declare and pay net capital gain dividends, if any.

     Dividends from net investment income and net capital gain dividends are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to expiring capital losses carried forward and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets. Certain October 31, 1999 amounts have been reclassified to conform to their presentation as of April 30, 1999.

FEDERAL INCOME TAXES: Each Fund intends to qualify as a regulated investment company by complying with provisions of the Internal Revenue Code available to investment companies. Each Fund will distribute its taxable income to its shareholders sufficient to relieve it from all Federal income taxes and excise taxes. Therefore, neither Fund recognized a provision for Federal income taxes or excise taxes for the period ended October 31, 1999.

INVESTMENT INCOME & EXPENSES: Income and realized and unrealized gains and losses are allocated to the separate classes based on their relative net assets. Expenses of the Funds, other than expenses incurred pursuant to the Class C distribution and shareholder service plans, are allocated to the separate classes based on their relative net assets or other appropriate basis.

3. RELATED PARTY TRANSACTIONS: Each Fund has retained Clarke Lanzen Skalla Investment Firm, Inc. (the "Manager") as investment advisor pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Funds' investment policies and restrictions. Certain officers and directors of the Funds are also officers and directors of the Manager. The Manager earns an annual fee from each Fund at the rate of 1.00% of each Fund's average daily net assets.

      The Manager presently intends to waive management fees or reim-


20    The CLS AdvisorOne Funds

CLS AdvisorOne Funds

October 31, 1999
(Unaudited)


20        The CLS AdvisorOne Funds

burse each Fund through an expense reimbursement to the extent necessary to keep total expenses of each Funds Class N and Class C shares at or below 1.15% and 2.15% of average daily net assets, respectively. The Manager may change this policy at any time without notice to shareholders. Pursuant to such intentions, the Manager reimbursed The Amerigo Fund and The Clermont Fund $80,744 and $66,012, respectively, for the six months ended October 31, 1999. To the extent the Funds do not increase net assets, the Funds are reliant on the ability of the Manager to continue to provide fee waivers and reimbursements. The Manager is dependent upon achieving its own financial goals, including targeted increases in the Funds' net assets through net sales of fund shares, in order to provide such support to the Funds.

     Pursuant to Rule 12b-1 of the Act, each Fund has adopted two Distribution Plans (the "Plans") that allow Class C shares to pay distribution fees for the sale and distribution of its shares and to pay for services provided to shareholders. Class C shares pay annual 12b-1 and service fee expenses of 1.00% (of which 0.75% is an asset based sales charge and 0.25% is a service fee) of average daily net assets.

4. INVESTMENT TRANSACTIONS: For the six months ended October 31, 1999, purchases and sales of portfolio securities (excluding short-term securities) were as follows:

                  The Amerigo Fund              The Clermont Fund

      Purchases     $1,932,712                       $214,323
      Sales           $633,002                       $353,494

Cost of investments for financial reporting purposes may differ from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of the amount of losses recognized for Federal income tax reporting purposes. As of October 31, 1999, the gross unrealized appreciation and depreciation of investments and the aggregate cost basis of investments for Federal income tax purposes were as follows:


                                         The Amerigo Fund   The Clermont Fund

      Gross unrealized appreciation          $5,271,903          $998,336
      Gross unrealized depreciation             (32,259)          (96,984)
                                           --------------     -------------
      Net unrealized appreciation            $5,239,644          $901,352
                                           --------------     -------------
      Aggregate cost basis                  $18,965,572        $7,593,678


                                   Semiannual Report OCTOBER 31, 1999        21

CLS AdvisorOne Funds

October 31, 1999
(Unaudited)


5. FUND SHARE TRANSACTIONS:

     The Amerigo Fund for the six months ended October 31, 1999

                          CLASS N                          CLASS C*
                  Shares          Amount              Shares       Amount
Subscribed        351,723       $4,639,841             2,091      $28,460
Redeemed         (133,619)      (1,750,688)               (5)         (67)
Net Increase      218,104       $2,889,153             2,086      $28,393
     The Clermont Fund for the six months ended October 31, 1999

                          CLASS N                          CLASS C*
                  Shares          Amount              Shares       Amount
Subscribed        161,158       $1,814,573                 9         $100
Reinvested          5,741           64,156                --           --
Redeemed         (119,243)      (1,334,721)               --           --
Net Increase       47,665         $544,008                 9         $100
     *  Commencement of operations began August 31, 1999.


     For the year ended April 30, 1999

                     AMERIGO - CLASS N                CLERMONT - CLASS N
                  Shares          Amount              Shares       Amount
Subscribed      1,181,402      $13,030,874           546,210    $5,587,792
Reinvested             --               --             9,453        99,556
Redeemed         (329,748)      (3,811,473)         (270,426)   (2,863,923)
Net Increase      851,654       $9,219,401           285,237   $ 2,823,425


6. SPECIAL MEETING OF SHAREHOLDERS: A meeting has been called for December 22, 1999 for the purpose of considering two proposals, which are described below, and transacting any other business that may properly come before the meeting.

     The first proposal asks shareholders to consider and act on the approval of an agreement and plan of reorganization, pursuant to which each Fund will transfer its assets and liabilities to a newly-created, corresponding portfolio of the Orbitex Group of Funds in exchange for shares of the corresponding Orbitex Fund (the "Reorganization"). The Reorganization is related to the pending merger of Clarke Lanzen Skalla Investment Firm, Inc. ("CLS Advisors"), with and into a newly-created, wholly-owned, indirect subsidiary of Orbitex Financial Services Group, Inc. ("New Advisor").

          The second proposal asks shareholders to consider and act on the approval of interim investment advisory agreements between the Trust, on behalf of each Fund, and the New Advisor, which would be effective for the period from December 23, 1999 (or such later date on which the merger of CLS Advisors with and into New Advisors occurs) through the date on which the Reorganization occurs. Both proposals are more fully described in a proxy statement that was mailed to shareholders on November 30, 1999. Since the results of the meeting were not available at the time this report was printed please call 1-800-635-3427 to obtain them.


22    The CLS AdvisorOne Funds

CLS ADVISORONE FUNDS          The Amerigo Fund
                              The Clermont Fund
                              14747 California Street
                              Omaha, NE  68154-1979
                              (888) 455-4244
                              (402) 493-3313

CURRENT NAV                   (800) 808-3829

TICKER SYMBOL FOR AMERIGO     CLSAX

INVESTMENT ADVISOR            Clarke Lanzen Skalla Investment Firm, Inc.

CUSTODIAN                     Firstar Bank, N.A.
                              Firstar Tower
                              425 Walnut Street
                              Cincinnati, OH  45202

TRANSFER AGENT & DIVIDEND     Mutual Funds Service Co.
DISBURSING AGENT              6000 Memorial Drive
                              Dublin, OH  43017
                              (800) 808-3829
                              (614) 760-2108 (in Central Ohio)

LEGAL COUNSEL                 Morgan, Lewis & Bockius LLP
                              1800 M Street, N.W.
                              Washington, D.C.  20030

AUDITORS                      KPMG LLP
                              Two Nationwide Plaza
                              Columbus, OH  43215


                                   Semiannual Report OCTOBER 31, 1999        23

          This report is authorized for use when preceded or accompanied by a prospectus for the CLS AdvisorOne Funds. Read the prospectus carefully before investing. Past performance is not a guarantee of future results. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and subject to change.

                     CLS AdvisorOne Funds, Omaha, NE 68154.



--------------------------------------------------------------------------------
                   Clarke Lanzen Skalla Investment Firm, Inc.
                             14747 California Street
                                 Omaha, NE 68154






          The CLS AdvisorOne Funds Semiannual Report, October 31, 1999